UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

Mantra Venture Group Ltd.
(Exact name of registrant as specified in its charter)

British Columbia	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#1562 128th Street Surrey, British Columbia, Canada	V4A 3T7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 604-560-1503

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 1, 2017, Mantra Venture Group Ltd. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) announcing, among other matters, the closing of its acquisition of 80.1% of the assets associated with InterCloud’s “AW Solutions” business (“AW”), pursuant to the Asset Purchase Agreement, dated as of April 25, 2017, by and between the Company and InterCloud Systems, Inc.  The Company is filing this Amendment No. 1 to the Original Report in order to provide the financial statements of AW and pro forma information required by Item 9.01 of Form 8-K with respect to the acquisition of 80.1% of the assets of AW. All other information set forth in the Original Report remains unchanged.

Item 9.01.  Financial Statements and Exhibits

(a)        Financial statements of business acquired.

The audited consolidated financial statements of AW as of and for the years ended December 31, 2016 and 2015 and related notes, as well as the unaudited interim financial statements of AW for the three months ended March 31, 2017 and 2016 are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined statement of operations for the twelve months ended May 31, 2016, and the unaudited pro forma condensed combined statement of operations for the 9 months ended February 28, 2017, showing the pro forma effects of the Company’s acquisition of AW, and related notes, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(d)        Exhibits

Exhibit No.	Description

99.1

Audited consolidated financial statements for AW Solutions, Inc. as of and for the years ended December 31, 2016 and 2015 and unaudited interim condensed consolidated financial statements for AW Solutions, Inc. for the three months ended March 31, 2017 and 2016.

99.2	Mantra Venture Group Ltd. unaudited pro forma condensed consolidated financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	MANTRA VENTURE GROUP LTD.

	By:	/s/ Roger Ponder
Name: Roger Ponder
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Audited consolidated financial statements for AW Solutions, Inc. as of and for the years ended December 31, 2016 and 2015 and unaudited interim condensed consolidated financial statements for AW Solutions, Inc. for the three months ended March 31, 2017 and 2016.

99.2	Mantra Venture Group Ltd. unaudited pro forma condensed consolidated financial information.

4